Exhibit 10.6

WARRANT SUBSCRIPTION AGREEMENT, dated as of December 28, 2007 (this “Agreement”), by and between Grail Chalice SPAC Holdings LLC, a Delaware limited liability company (the “Purchaser”), and Grail Investment Corp., a Delaware corporation (the “Company”).

INTRODUCTION

In connection with the consummation of the Company’s initial public offering (the “IPO”), the Company desires to issue and sell, and Purchaser desires to purchase, on the terms and conditions set forth in this Agreement, 6,000,000 warrants (the “Insider Warrants”), each to purchase one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an initial exercise price of $7.50 per Insider Warrant.

The Insider Warrants shall have the terms set forth in the warrant agreement to be entered into by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), as Warrant Agent, in connection with the IPO, substantially in the form attached hereto as Exhibit A (the “Warrant Agreement”).

In consideration of the premises and the mutual covenants and agreements contained in this Agreement, Purchaser and the Company agree as follows:

1. Purchase and Sale of Insider Warrants. The purchase and sale of the Insider Warrants shall occur simultaneously with the consummation of the IPO. At least 24 hours prior to the date of the final prospectus in connection with the IPO, the undersigned shall deliver $6,000,000 (the “Purchase Price”) to Continental or such other agent as may be agreed to by the parties hereto (“Agent”) to hold in an account until the Company consummates the IPO. Simultaneously with the consummation of the IPO, Agent shall deposit the Purchase Price, without interest or deduction, into a trust account established by the Company for the benefit of the Company’s public stockholders at JP Morgan Chase Bank and maintained by Continental, as trustee. In the event that the IPO is not consummated within fourteen (14) days of the date the Purchase Price is delivered to Agent, Agent shall return the Purchase Price to the Purchaser, with accrued interest.

2. Terms of the Insider Warrants. Each Insider Warrant shall have the terms set forth in the Warrant Agreement. In connection with the IPO, the Company and Purchaser shall enter into an agreement granting holders of the Insider Warrants registration rights with respect to the Insider Warrants and the shares of Common Stock issuable upon exercise of the Insider Warrants (the “Warrant Shares” and, together with the Insider Warrants, the “Securities”).

3. Investment Representations and Covenants.

(a) Purchaser is acquiring the Insider Warrants for his, her or its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof. Unless a registration statement at the time of exercise of the Insider Warrants, the Purchaser covenants to acquire the Warrant Shares for his, her or its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(b) Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser understands that its investment in the Securities involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as Purchaser has considered necessary to make an informed decision with respect to the Purchaser’s acquisition of such Securities. Purchaser has knowledge and experience in financial and business matters and knows of the high degree of risk associated with investments generally and particularly investments in the securities of development stage companies. Purchaser is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. Purchaser can afford a complete loss of its investment in the Securities. Purchaser has had access to all information that it believes is necessary, sufficient or appropriate in connection with the purchase of the Warrants.

(c) Purchaser understands that the Securities have not been and are not being registered under the Securities Act or any state securities laws and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered thereunder or (ii) sold in reliance on an exemption therefrom. No U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have any such governmental authorities passed upon or endorsed the merits of the offering of the Securities.

(d) Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

4. Certificates; Legends.

(a) The certificates evidencing the Insider Warrants shall be substantially in the form attached as an exhibit to the Warrant Agreement and shall include a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH

ALL APLICABLE SECURITIES LAWS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY REGARDING THE AVAILABILITY OF SUCH EXEMPTION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

(b) Purchaser agrees, prior to any permitted transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel. Purchaser shall not make any disposition of any Securities unless and until (i) there is then in effect a registration statement under the Securities Act covering such transfer and such transfer is made in accordance with such registration statement or (ii) if reasonably requested by the Company, (x) Purchaser shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act and (y) the transferee shall have agreed to comply with the restrictions in the legend set forth in Section 4(a) above.

5. Miscellaneous.

(a) Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted to be given to either party hereunder shall be in writing and shall be deemed given only if delivered to such party personally (including by recognized overnight courier), or sent to such party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 5(a)) or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to such party at its address set forth below:

If to the Company:

Grail Investment Corp.

767 Third Avenue, 21st Floor

New York, NY 10017

Facsimile: (212) 676-5524

If to Purchaser:

Grail Chalice SPAC Holdings LLC

c/o Grail Partners LLC

767 Third Avenue, 21st Floor

New York, NY 10017

Facsimile: (212) 676-5524

or to such other address as such party may have specified in a notice duly given to the other party hereto as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

(b) This Agreement may be amended, modified or supplemented at any time by mutual agreement of the parties hereto. Any amendment, modification or revision of this Agreement and any waiver of compliance or consent with respect hereto shall be effective only if in a written instrument executed by the parties hereto. For the avoidance of doubt, any such written instrument shall only be effective if it is manually-signed by an individual with actual authority to act on behalf of such party.

(c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County.

(d) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e) If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall remain in full force and effect. Upon such determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the parties hereto to the fullest extent permitted by applicable law.

(f) This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the day and year first above written.

GRAIL INVESTMENT CORP.

By:	/s/ John C. Siciliano
Name:	John C. Siciliano
Title:	President and Chief Executive Officer

GRAIL CHALICE SPAC HOLDINGS LLC

Member: Grail Partners LLC

By:	/s/ John C. Siciliano
Name:	John C. Siciliano
Title:	Managing Member

Member: The Chalice Fund, L.P.

By:	Grail Partners LLC, its General Partner

By:	/s/ John C. Siciliano
Name:	John C. Siciliano
Title:	Managing Member

Exhibit A

Form of Warrant Agreement